UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2017

Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE.

CUDAHY, WISCONSIN 53110

(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Investment Agreement

On May 1, 2017, Roadrunner Transportation Systems, Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”), by and among (i) the Company and (ii) Elliott Associates, L.P. and Brockdale Investments LP (collectively. the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company, for an aggregate purchase price of $540,500,100.00, (a) 155,000 shares of a newly created class of preferred stock designated as Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Series B Preferred Stock”), at a purchase price of $1,000 per share; (b) 55,000 shares of a newly created class of preferred stock designated as Series C Cumulative Redeemable Participating Preferred Stock, par value $0.01 per share, of the Company (the “Series C Preferred Stock”) at a purchase price of $1,000 per share; (c) 100 shares of a newly created class of preferred stock designated as Series D Cumulative Redeemable Participating Preferred Stock, par value $0.01 per share, of the Company (the “Series D Preferred Stock”), at a purchase price of $1.00 per share; (d) 90,000 shares of a newly created class of preferred stock designated as Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Series E Preferred Stock”) at a purchase price of $1,000 per share; and (e) 240,500 shares of a newly created class of preferred stock designated as Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Series F Preferred Stock”) at a purchase price of $1,000 per share (the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, the Series E Preferred Stock and Series F Preferred Stock are collectively referred to as the “Preferred Stock”). The parties consummated the transactions described above on May 2, 2017 (the “Closing Date”). The proceeds of the sale of the Preferred Stock were used to pay off and terminate the Company’s senior credit facility and to provide working capital to support the Company’s current operations and future growth.

The Company made certain customary representations and warranties in the Investment Agreement and agreed to certain covenants, including agreeing to use reasonable best efforts to enter into, within 90 days following the Closing Date, an asset based lending facility (the “New ABL Facility”) (the earlier of (i) the date of such entry and (ii) the expiration of such 90-day period, the “Refinancing Date”). The proceeds from the New ABL Facility, if any, will be used to redeem the outstanding shares of Series F Preferred Stock and, if and to the extent sufficient proceeds are available, shares of Series E Preferred Stock. From the Closing Date until the Refinancing Date, the Company will pay the Purchasers a daily payment in an amount equal to $33,333.33 per calendar day (which amount accrues daily and is payable monthly in arrears).

The assertions embodied in the representations and warranties contained in the Investment Agreement are made solely for the benefit of the parties and are qualified by information in a confidential disclosure letter provided by the Company to the Purchasers in connection with the signing of the Investment Agreement. The disclosure letter contains information that has been included in the Company’s prior public filings, as well as potential additional non-public information. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Investment Agreement. Moreover, certain representations and warranties in the Investment Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or were used for the purpose of allocating risk between the Company, on the one hand, and the Purchasers, on the other hand, rather than establishing matters as fact. Accordingly, the representations and warranties in the Investment Agreement should not be relied upon by any persons as indicative of the actual state of facts about the Company or the Purchasers at the time they were made or otherwise. In addition, the information concerning the subject matter of the representations and warranties may change after the date of the Investment Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Investment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investment Agreement, which is attached hereto as Exhibit 10.1.

Certain Terms of the Series B Preferred Stock

In connection with the consummation of the transactions contemplated by the Investment Agreement, the Company filed a Certificate of Designations, Preferences and Rights of Series B Cumulative Redeemable Preferred Stock (the “Series B Certificate of Designations”) setting forth the terms, rights, obligations, and preferences of the Series B Preferred Stock.

Rank. The Series B Preferred Stock, with respect to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company, or otherwise, ranks (i) senior and prior to the Company’s common stock, par value $0.01 per share (the “Common Stock”), and other junior securities, and (ii) on parity with the Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

Liquidation Value. Each share of Series B Preferred Stock has an initial liquidation preference equal to $1,000 per share, plus accrued and unpaid dividends on such share (the “Series B Liquidation Value”).

Dividends. Dividends are cumulative from the Closing Date as a percentage of the Series B Liquidation Value as and when declared by the Company’s board of directors and accrue and compound if not paid in cash. Dividends accrue daily and compound quarterly, subject to any adjustments for Triggering Events (as defined in the Series B Certificate of Designations). The annual dividend rate for the shares of Series B Preferred Stock is equal to the sum of (i) Adjusted LIBOR (as defined in the Series B Certificate of Designations), plus (ii) 3.00% per annum, plus (iii) an additional rate ranging from 4.75% to 12.5% depending on the Company’s Total Preferred Leverage (as defined in the Series C Certificate of Designations) as of the applicable adjustment date. The dividend rate increases by 3.0% per annum above the rates described in the preceding sentence upon and during any Triggering Events. Holders of shares of Series B Preferred Stock are not entitled to participate in dividends or distributions of any nature paid on or in respect of the Common Stock.

Redemption at Maturity. On the eighth anniversary of the Closing Date, the Company will have the obligation to redeem all outstanding shares of Series B Preferred Stock for cash at the Series B Liquidation Value.

Optional Redemption. The Company may redeem the shares of Series B Preferred Stock at any time following the latest to occur of (i) the earlier of (x) the redemption of all issued and outstanding shares of Series F Preferred Stock and (y) the redemption, retirement or payment in full of any issued and outstanding First Lien Notes (as defined in the Series B Certificate of Designations), (ii) the earlier of (x) the redemption of all issued and outstanding shares of Series E Preferred Stock and (y) the redemption, retirement or payment in full of any issued and outstanding Secured Notes (as defined in the Series B Certificate of Designations) and (iii) the twelve (12) month anniversary of the Closing Date (except in the case of a Change of Control, in which case such twelve (12) month period shall not apply). The redemption of shares of Series B Preferred Stock shall be at a purchase price per share, payable in cash, equal to (i) in the case of a an optional redemption effected on or after the 36 month anniversary of the Closing Date, the Series B Liquidation Value, (ii) in the case of an optional redemption effected on or after the 24 month anniversary of the Closing Date and prior to the 36 month anniversary of the Closing Date, 103% of the Series B Liquidation Value and (iii) in the case of an optional redemption effected prior to the 24 month anniversary of the Closing Date, 105% of the Series B Liquidation Value.

Change of Control. Upon the occurrence of a Change of Control (as defined in the Series B Certificate of Designations), the holders of Series B Preferred Stock may require redemption by the Company of the Series B Preferred Stock at a purchase price per share, payable in cash, equal to either (i) 105% of the Series B Liquidation Value if the Change of Control occurs prior to the second anniversary of the Closing Date, or (ii) the Series B Liquidation Value if the Change of Control occurs after the second anniversary of the Closing Date.

Certain Terms of the Series C Preferred Stock

In connection with the consummation of the transactions contemplated by the Investment Agreement, the Company filed a Certificate of Designations, Preferences and Rights of Series C Cumulative Redeemable Participating Preferred Stock (the “Series C Certificate of Designations”) setting forth the terms, rights, obligations, and preferences of the Series C Preferred Stock.

Rank. The Series C Preferred Stock, with respect to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company, or otherwise, ranks (i) senior and prior to the Common Stock and other junior securities, and (ii) on parity with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

Liquidation Value. Each share of Series C Preferred Stock has an initial liquidation preference (the “Series C Liquidation Value”) equal to the greater of (i) $1,000 per share, plus accrued and unpaid dividends on such share (the “Base Series C Liquidation Value”) and (ii) (x) the amount that a holder of such share of Series C Preferred Stock would have received (after giving effect to the preference amount described in clause (y) below) in respect of such share of Series C Preferred Stock if, immediately prior to the liquidation, such share of Series C Preferred Stock were hypothetically converted into a number of shares of Common Stock equal to the quotient of (A) the Base Series C Liquidation Value, divided by (B) the Measurement Price (as defined below) (the “Series C Hypothetical Conversion Amount”), plus (y) if the amount received in respect of each share of Common Stock by the holders thereof in connection with such liquidation (including a Change of Control, if applicable) (the “Common Liquidation Value”) does not exceed the Make Whole Price (as defined below), the product of (A) the number of shares of Common Stock described in the foregoing clause (x), multiplied by (B) the excess of the Make Whole Price over the Common Liquidation Value. The “Measurement Price” will initially equal $8.50, and the “Make Whole Price” will initially equal $14.00, in each case subject to adjustment as described in the Series C Certificate of Designations.

Dividends. Dividends are cumulative from the Closing Date as a percentage of the Base Series C Liquidation Value as and when declared by the Company’s board of directors and accrue and compound if not paid in cash. Dividends accrue daily and compound quarterly, subject to any adjustments for Triggering Events (as defined in the Series C Certificate of Designations). The annual dividend rate for the shares of Series C Preferred Stock is equal to the sum of (i) Adjusted LIBOR (as defined in the Series C Certificate of Designations), plus (ii) 3.00% per annum, plus (iii) an additional rate ranging from 4.75% to 12.5% depending on the Company’s Total Preferred Leverage (as defined in the Series C Certificate of Designations) as of the applicable adjustment date. The dividend rate increases by 3.0% per annum above the rates described in the preceding sentence upon and during any Triggering Events.

In addition to any dividends declared and paid as described in the preceding paragraph, holders of the outstanding shares of Series C Preferred Stock also have the right to participate equally and ratably with the holders of shares of Common Stock in all cash dividends paid on the Common Stock.

Redemption at Maturity. On the eighth anniversary of the Closing Date, the Company will have the obligation to redeem all outstanding shares of Series C Preferred Stock for cash at the Series C Redemption Price (as defined below).

Optional Redemption. The Company may redeem the shares of Series C Preferred Stock at any time following the latest to occur of (i) the earlier of (x) the redemption of all issued and outstanding shares of Series F Preferred Stock and (y) the redemption, retirement or payment in full of any issued and outstanding First Lien Notes (as defined in the Series C Certificate of Designations), (ii) the earlier of (x) the redemption of all issued and outstanding shares of Series E Preferred Stock and (y) the redemption, retirement or payment in full of any issued and outstanding Secured Notes (as defined in the Series C Certificate of Designations) and (iii) the redemption of all issued and outstanding Series B Preferred Stock. The redemption of shares of Series C Preferred Stock shall be at a purchase price per share, payable in cash, equal to (i) the Series C Hypothetical Conversion Amount multiplied by (ii) the greater of (x) the Trading Price (as defined in the Series C Certificate of Designations) as of the redemption date and (y) the Make Whole Price (the “Series C Redemption Price”).

Change of Control. Upon the occurrence of a Change of Control (as defined in the Series C Certificate of Designations), the holders of Series C Preferred Stock may require redemption by the Company of the Series C Preferred Stock at a purchase price per share, payable in cash, equal to Series C Liquidation Value.

Certain Terms of the Series D Preferred Stock

In connection with the consummation of the transactions contemplated by the Investment Agreement, the Company filed a Certificate of Designations, Preferences and Rights of Series D Cumulative Redeemable Participating Preferred Stock (the “Series D Certificate of Designations”) setting forth the terms, rights, obligations, and preferences of the Series D Preferred Stock.

Rank. The Series D Preferred Stock, with respect to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company, or otherwise, ranks (i) senior and prior to the Common Stock and other junior securities, and (ii) on parity with the Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

Liquidation Value. Each share of Series D Preferred Stock has an initial liquidation preference (the “Series D Liquidation Value”) equal to the Series D Hypothetical Conversion Amount (as defined in the Series D Certificate of Designations) multiplied by the Trading Price (as defined in the Series D Certificate of Designations).

Dividends. Holders of the outstanding shares of Series D Preferred Stock have the right to participate equally and ratably with the holders of shares of Common Stock in all cash dividends paid on the Common Stock.

Redemption at Maturity. On the eighth anniversary of the Closing Date, the Company will have the obligation to redeem all outstanding shares of Series D Preferred Stock for cash at the Series D Liquidation Value.

Optional Redemption. The Company may redeem the shares of Series D Preferred Stock at any time following the latest to occur of (i) the earlier of (x) the redemption of all issued and outstanding shares of Series F Preferred Stock and (y) the redemption, retirement or payment in full of any issued and outstanding First Lien Notes (as defined in the Series D Certificate of Designations), (ii) the earlier of (x) the redemption of all issued and outstanding shares of Series E Preferred Stock and (y) the redemption, retirement or payment in full of any issued and outstanding Secured Notes (as defined in the Series D Certificate of Designations), (iii) the redemption of all issued and outstanding Series B Preferred Stock and (iv) the redemption of all issued and outstanding Series C Preferred Stock. The redemption of shares of Series D Preferred Stock shall be at a purchase price per share, payable in cash, equal to the Series D Liquidation Value.

Change of Control. Upon the occurrence of a Change of Control (as defined in the Series D Certificate of Designations), the holders of Series D Preferred Stock may require redemption by the Company of the Series D Preferred Stock at a purchase price per share, payable in cash, equal to Series D Liquidation Value.

Certain Terms of the Series E Preferred Stock

In connection with the consummation of the transactions contemplated by the Investment Agreement, the Company filed a Certificate of Designations, Preferences and Rights of Series E Cumulative Redeemable Preferred Stock (the “Series E Certificate of Designations”) setting forth the terms, rights, obligations, and preferences of the Series E Preferred Stock.

Rank. The Series E Preferred Stock, with respect to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company, or otherwise, ranks (i) senior and prior to the Common Stock and other junior securities, and (ii) on parity with the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series F Preferred Stock.

Liquidation Value. Each share of Series E Preferred Stock has an initial liquidation preference equal to $1,000 per share, plus accrued and unpaid dividends on such share (the “Series E Liquidation Value”).

Dividends. Dividends are cumulative from the Closing Date as a percentage of the Series E Liquidation Value as and when declared by the Company’s board of directors and accrue and compound if not paid in cash. Dividends accrue daily and compound quarterly, subject to any adjustments for Triggering Events (as defined in the Series E Certificate of Designations). The annual dividend rate for the shares of Series E Preferred Stock is equal to the sum of (i) Adjusted LIBOR (as defined in the Series E Certificate of Designations), plus (ii) 5.25% per annum, plus (iii) an additional rate of 8.5%. The dividend rate increases by 3.0% per annum above the rates described in the preceding sentence upon and during any Triggering Events. Holders of shares of Series E Preferred Stock are not entitled to participate in dividends or distributions of any nature paid on or in respect of the Common Stock.

Redemption at Maturity. On the sixth anniversary of the Closing Date, the Company will have the obligation to redeem all outstanding shares of Series E Preferred Stock for cash at the Series E Liquidation Value.

Optional Redemption. The Company may redeem the shares of Series E Preferred Stock at any time. The redemption of shares of Series E Preferred Stock shall be at a purchase price per share, payable in cash, equal to (i) in the case of a an optional redemption effected on or after the 24 month anniversary of the Closing Date, the Series E Liquidation Value, (ii) in the case of an optional redemption effected on or after the 12 month anniversary of the Closing Date and prior to the 24 month anniversary of the Closing Date, 103.5% of the Series E Liquidation Value and (iii) in the case of an optional redemption effected prior to the 12 month anniversary of the Closing Date, 106.5% of the Series E Liquidation Value.

Change of Control. Upon the occurrence of a Change of Control (as defined in the Series E Certificate of Designations), the holders of Series E Preferred Stock may require redemption by the Company of the Series E Preferred Stock at a purchase price per share, payable in cash, equal to either (i) 106.5% of the Series E Liquidation Value if the Change of Control occurs prior to the 24 month anniversary of the Closing Date, or (ii) the Series E Liquidation Value if the Change of Control occurs after the 24 month anniversary of the Closing Date.

Certain Terms of the Series F Preferred Stock

In connection with the consummation of the transactions contemplated by the Investment Agreement, the Company filed a Certificate of Designations, Preferences and Rights of Series F Cumulative Redeemable Preferred Stock (the “Series F Certificate of Designations”) setting forth the terms, rights, obligations, and preferences of the Series F Preferred Stock.

Rank. The Series F Preferred Stock, with respect to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company, or otherwise, ranks (i) senior and prior to the Common Stock and other junior securities, and (ii) on parity with the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

Liquidation Value. Each share of Series F Preferred Stock has an initial liquidation preference equal to $1,000 per share, plus accrued and unpaid dividends on such share (the “Series F Liquidation Value”).

Dividends. Dividends are cumulative from the Closing Date as a percentage of the Series F Liquidation Value as and when declared by the Company’s board of directors and accrue and compound if not paid in cash. Dividends accrue daily and compound quarterly, subject to any adjustments for Triggering Events (as defined in the Series F Certificate of Designations). The annual dividend rate for the shares of Series F Preferred Stock is equal to the sum of (i) Adjusted LIBOR (as defined in the Series F Certificate of Designations), plus (ii) (A) on or prior to the Refinancing Date, 6.25% per annum and (B) following the Refinancing Date, 5.25% per annum, plus (iii) an additional rate of (A) on or prior to the Refinancing Date, 0.00% per annum and (B) following the Refinancing Date, 8.50% per annum. The dividend rate increases by 3.0% per annum above the rates described in the preceding sentence upon and during any Triggering Events. Holders of shares of Series F Preferred Stock are not entitled to participate in dividends or distributions of any nature paid on or in respect of the Common Stock.

Redemption at Maturity. On the sixth anniversary of the Closing Date, the Company will have the obligation to redeem all outstanding shares of Series F Preferred Stock for cash at the Series F Liquidation Value. However, if the New ABL Facility is not entered into by the Refinancing Date, then promptly following such date, the Company and the Purchasers shall exchange the shares of Series F Preferred Stock then outstanding for first lien secured notes having the terms described in the Stockholders’ Agreement (as defined below).

Optional Redemption. The Company may redeem the shares of Series F Preferred Stock at any time. The redemption of shares of Series F Preferred Stock shall be at a purchase price per share, payable in cash, equal to (i) in the case of a an optional redemption effected on or after the 24 month anniversary of the Closing Date, the Series F Liquidation Value, (ii) in the case of an optional redemption effected on or after the 12 month anniversary of the Closing Date and prior to the 24 month anniversary of the Closing Date, 103.5% of the Series F Liquidation Value, (iii) in the case of an optional redemption effected following the Refinancing Date and prior to the 12 month anniversary of the Closing Date, 106.5% of the Series F Liquidation Value, and (iv) in the case of an optional redemption effected prior to the Refinancing Date, 101% of the Series F Liquidation Value.

Change of Control. Upon the occurrence of a Change of Control (as defined in the Series F Certificate of Designations), the holders of Series F Preferred Stock may require redemption by the Company of the Series F Preferred Stock at a purchase price per share, payable in cash, equal to (i) 101% of the Series F Liquidation Value if the Change of Control occurs prior to the Refinancing Date, (ii) 106.5% of the Series E Liquidation Value if the Change of Control occurs after the Refinancing Date and prior to the 24 month anniversary of the Closing Date, or (iii) the Series F Liquidation Value if the Change of Control occurs after the 24 month anniversary of the Closing Date.

Other Terms of the Preferred Stock

Voting. The holders of Preferred Stock will generally not be entitled to vote on any matters submitted to a vote of the stockholders of the Company. So long as any shares of Preferred Stock are outstanding, the Company may not take certain actions without the prior approval of the holders of shares of Preferred Stock representing a majority of the aggregate liquidation value of all of the shares of Preferred Stock (the “Preferred Requisite Vote”), voting as a separate class, including, among other matters: (1) amending, altering, repealing or otherwise modifying any provision of the Company’s certificate of incorporation, certificate of designations or bylaws in a manner that would alter or change the terms or the powers, preferences, rights or privileges of the Preferred Stock; (2) declaring, paying or setting aside for payment any dividends or distributions upon any junior securities; (3) repurchasing, redeeming or otherwise acquiring any junior securities or parity securities (other than for certain ordinary course purposes) for any consideration or paying any moneys or making available for a sinking fund for the redemption of any shares of such junior securities or parity securities; (4) authorizing, creating, increasing the authorized amount of, or issuing any class or series of senior securities or parity securities, including any securities convertible into, or exchangeable or exercisable for, any senior securities or parity securities; (5) amending, restating, supplementing, modifying or replacing any debt agreement or other financing agreement which would restrict the minimum cash dividend payments contemplated by the certificates of designations for the Preferred Stock; (6) subject to various exceptions (including the New ABL Facility), incurring any indebtedness; or (7) subject to an agreed upon exception, during the six months following the Closing Date, making any divestiture, or series of related divestitures, valued at or more than $10 million.

Board of Directors. From and after the date when all applicable waiting periods (and any extension thereof) prescribed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, have expired or been terminated, for so long as (x) any shares of Series B Preferred Stock or Series C Preferred Stock are issued and outstanding and (y) the Purchasers hold shares of Preferred Stock collectively representing a majority of the liquidation value of the Preferred Stock, the holders of Preferred Stock shall have the exclusive right, acting with the Preferred Requisite Vote, to nominate and elect two (2) individuals selected by the holders of Preferred Stock, or to require the Company’s Board of Directors to fill two (2) vacancies in the Board of Directors with individuals selected by the holders of Preferred Stock, to serve as, respectively, a Class II director and a Class III director of the Company (the “Preferred Stock Directors”).

Following the redemption of all shares of Series B Preferred Stock and Series C Preferred Stock have been redeemed, and until such time as all shares of Series D Preferred Stock are redeemed, for so long as the Purchasers holds at least 5.0% of the equity value of the Company, the holders of Preferred Stock shall have the exclusive right acting with the Preferred Requisite Vote, to (i) nominate and elect one (1) Preferred Stock Director, and (ii) designate one individual to act as an observer to the Board of Directors.

In the event of any Triggering Event (as defined in the Certificates of Designations), subject to applicable rules of the New York Stock Exchange, including, without limitation, independent director requirements, the number of directors constituting the Board of Directors shall be increased such that the number of vacancies on the Board of Directors resulting from such increase (the “Triggering Event Vacancies”), together with the Preferred Stock Directors (to the extent then serving on the Board of Directors), constitutes a majority of the Board of Directors. The holders of Preferred Stock shall have the right, acting with the Preferred Requisite Vote, to nominate and elect individuals selected by the holders of Preferred Stock to fill such Triggering Event Vacancies and thereby serve as directors of the Company, or to require the Board of Directors to act to fill such Triggering Event Vacancies with individuals selected by such holders of Preferred Stock, to serve as directors of the Company, and the size of the Board of Directors shall be increased as needed. Each such director so elected is referred to as a “Triggering Event Director”. When a Triggering Event is no longer continuing, then the right of the holders of Preferred Stock to elect the Triggering Event Directors will cease, the terms of office of the Triggering Event Directors will immediately terminate and the number of directors constituting the Board of Directors will be reduced accordingly. The holders of Preferred Stock have other rights in the event of a Triggering Event, as described in the Certificate of Designations.

Board Committees. Until such time as all shares of Series B Preferred Stock has been redeemed, the Company shall, upon the request of the holders of Preferred Stock, acting with the Preferred Requisite Vote, cause each of the Compensation Committee of the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors to include one Preferred Stock Director, in each case, to the extent permitted under applicable requirements of the New York Stock Exchange or applicable law.

The foregoing description of the terms of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Series B Certificate of Designations, Series C Certificate of Designations, Series D Certificate of Designations, Series E Certificate of Designations and Series F Certificate of Designations, which are attached hereto as Exhibits 3.3, 3.4, 3.5, 3.6 and 3.7, respectively.

Warrant Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, the Company and the Purchasers entered into a Warrant Agreement (the “Warrant Agreement”), pursuant to which the Company issued to the Purchasers eight year warrants (the “Warrants”) to purchase an aggregate of 379,572 shares of Common Stock, at an exercise price of $0.01 per share.

The foregoing description of the terms of the Warrant Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrant Agreement and the schedules thereto, which is attached hereto as Exhibit 4.2.

Stockholders’ Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, the Company and the Purchasers entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”), pursuant to which the Purchasers were granted certain preemptive rights and other rights.

Subject to customary exceptions, each Eligible Elliott Party (as defined in the Stockholders’ Agreement) shall have the right to purchase their pro rata percentage of subsequent issuances of equity securities offered by the Company in any non-public offering.

The foregoing description of the terms of the Stockholders’ Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholders’ Agreement and the schedules thereto, which is attached hereto as Exhibit 4.3.

Registration Rights Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, the Company, the Purchasers, Thayer Equity Investors V, L.P., TC Roadrunner-Dawes Holdings, L.L.C., TC Sargent Holdings, L.L.C., HCI Equity Partners III, L.P., and HCI Co-Investors III, L.P. entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company granted certain demand and piggyback registration rights.

The foregoing description of the terms of the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement and the schedules thereto, which is attached hereto as Exhibit 4.4.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, the Company and HCI Equity Management, L.P. (“HCI”) entered into a Termination Agreement dated May 2, 2017 (the “Termination Agreement”), pursuant to which the Company and HCI agreed to terminate the Amended and Restated Advisory Agreement, dated as of September 12, 2011 (the “Advisory Agreement”). Pursuant to the Termination Agreement, HCI waived the Company’s payment of any and all unpaid fees and expenses accrued under the Advisory Agreement through the Closing Date.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01, under the terms of the Investment Agreement, the Company issued and sold shares of Preferred Stock and issued the Warrants to the Purchasers. The issuance and sale of the shares of Preferred Stock and the issuance of the Warrants by the Company to the Purchasers was made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act. Each of the Purchasers represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the shares of Preferred Stock and Warrants are being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to any certificates evidencing the shares of Preferred Stock and Warrants.

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of the shares of Preferred Stock on the Closing Date (referenced in Items 1.01 and 3.02 above), the ability of the Company to declare or pay dividends on, make distributions with respect to, or redeem, repurchase or acquire, or make a liquidation payment on its Common Stock and on other preferred stock ranking junior to, or on a parity with, the Preferred Stock, became subject to certain restrictions. In addition, the Company may not take certain actions without the affirmative vote or written consent of holders representing the Preferred Requisite Vote. The information set forth in the Item 1.01 of this Current Report on Form 8-K hereof is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On April 30, 2017, the Board of Directors of the Company appointed Curtis W. Stoelting as Chief Executive Officer. Mr. Stoelting, age 57, has served as the Company’s President and Chief Operating Officer since January 2016 and as the Company’s principal financial officer and principal accounting officer since April 2017. Prior to that time, Mr. Stoelting served as the Chief Executive Officer and a director of TOMY International (formerly RC2 Corporation, a designer, producer and marketer of high-quality toys, collectibles and infant and toddler products) from January 2003 to March 2013. RC2 Corporation (NASDAQ: RCRC) was acquired by Tomy Company, Ltd. in April 2011. Mr. Stoelting previously served as RC2’s Chief Operating Officer from 2000 to 2003, Executive Vice President from 1998 to 2000, and Chief Financial Officer from 1994 to 1998. Prior to joining RC2, Mr. Stoelting served in various positions with Arthur Andersen LLP for 12 years. Mr. Stoelting currently serves on the Board of Directors (as the Presiding Director) and Audit Committee of Regal-Beloit Corporation (NYSE: RBC).

In connection with his appointment as Chief Executive Officer, the Company and Mr. Stoelting entered into a second amended and restated employment agreement, dated as of April 30, 2017 (the “Stoelting Employment Agreement”), that amends certain provisions of Mr. Stoelting’s previous employment agreement with the Company. Pursuant to the terms of the Stoelting Employment Agreement, Mr. Stoelting will receive an annual base salary of $571,000. Mr. Stoelting is also eligible to earn bonus compensation under the Company’s bonus plan and is entitled to participate in and receive all benefits under the Company’s employee benefit programs. The Stoelting Employment Agreement provides that, in the event the Company terminates Mr. Stoelting’s employment without “cause” (as such term is defined in the Stoelting Employment Agreement) or Mr. Stoelting terminates his employment for “good reason” (as such term is defined in the Stoelting Employment Agreement), the Company will (i) continue to pay Mr. Stoelting his base salary for the 18-month period following the date of such termination, and (ii) pay Mr. Stoelting a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under the Company’s plans for an 18-month period. In addition, the Stoelting Employment Agreement provides that, in the event the Company terminates Mr. Stoelting’s employment without “cause” (as such term is defined in the Stoelting Employment Agreement) or Mr. Stoelting terminates his employment for “good reason” (as such term is defined in the Stoelting Employment Agreement) during the two year period immediately following a “change in control” (as defined in the Company’s 2010 Incentive Compensation Plan), then in lieu of the payments described in the immediately preceding sentence, the Company will (i) continue to pay Mr. Stoelting his base salary for the 24-month period following the date of such termination, (ii) pay Mr. Stoelting a lump sum amount equal to two times Mr. Stoelting’s bonus for the year in which the termination of employment occurs, with such bonus amount being payable at the “target” bonus amount, and (iii) pay Mr. Stoelting a lump sum amount equal to 24 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under the Company’s plans for an 24-month period. Mr. Stoelting must execute a general release in order to receive any severance benefits. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Stoelting Employment Agreement, and is subject to and qualified in its entirety by reference to the complete text of the Stoelting Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2017.

There was no arrangement or understanding pursuant to which Mr. Stoelting was appointed as an executive officer of the Company, and there have been no related party transactions between Mr. Stoelting and the Company that are reportable pursuant to Item 404(a) of Regulation S-K. Mr. Stoelting is not related to any executive officer or director of the Company.

Appointment of President and Chief Operating Officer

Also on April 30, 2017, the Board of Directors of the Company appointed Michael L. Gettle as President, Chief Operating Officer and Secretary of the Company. Mr. Gettle, age 57, has served as Executive Vice President of the Company since May 2016. Prior to that time, Mr. Gettle served as Amercias Chief Executive Officer of TNS, a division of British multinational WPP plc from 2013 to 2016 and as Global Chief Financial Officer and Chief Operating Officer from 2008 to 2012. Prior to that time, Mr. Gettle served as the Executive Vice President and Chief Financial Officer of Millward Brown from 1992 to 2008. Prior to joining Millward Brown Mr. Gettle served in various positions with Arthur Andersen LLP for 9 years.

In connection with his appointment as President and Chief Operating Officer, the Company and Mr. Gettle entered into a second amended and restated employment agreement, dated as of April 30, 2017 (the “Gettle Employment Agreement”), that amends certain provisions of Mr. Gettle’s previous employment agreement with the Company. Pursuant to the terms of the Gettle Employment Agreement, Mr. Gettle will receive an annual base salary of $571,000. Mr. Gettle is also eligible to earn bonus compensation under the Company’s bonus plan and is entitled to participate in and receive all benefits under the Company’s employee benefit programs. The Gettle Employment Agreement provides that, in the event the Company terminates Mr. Gettle’s employment without “cause” (as such term is defined in the Gettle Employment Agreement) or Mr. Gettle terminates his employment for “good reason” (as such term is defined in the Gettle Employment Agreement), the Company will (i) continue to pay Mr. Gettle his base salary for the 18-month period following the date of such termination, and (ii) pay Mr. Gettle a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under the Company’s plans for an 18-month period. In addition, the Gettle Employment Agreement provides that, in the event the Company terminates Mr. Gettle’s employment without “cause” (as such term is defined in the Gettle Employment Agreement) or Mr. Gettle terminates his employment for “good reason” (as such term is defined in the Gettle Employment Agreement) during the two year period immediately following a “change in control” (as defined in the Company’s 2010 Incentive Compensation Plan), then in lieu of the payments described in the immediately preceding sentence, the Company will (i) continue to pay Mr. Gettle his base salary for the 24-month period following the date of such termination, (ii) pay Mr. Gettle a lump sum amount equal to two times Mr. Gettle’s bonus for the year in which the termination of employment occurs, with such bonus amount being payable at the “target” bonus amount, and (iii) pay Mr. Gettle a lump sum amount equal to 24 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under the Company’s plans for an 24-month period. Mr. Gettle must execute a general release in order to receive any severance benefits. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Gettle Employment Agreement, and is subject to and qualified in its entirety by reference to the complete text of the Gettle Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2017.

There was no arrangement or understanding pursuant to which Mr. Gettle was appointed as an executive officer of the Company, and there have been no related party transactions between Mr. Gettle and the Company that are reportable pursuant to Item 404(a) of Regulation S-K. Mr. Gettle is not related to any executive officer or director of the Company.

Resignation of Chief Executive Officer; Appointment of Vice Chairman of the Board

On April 30, 2017, Mark A. DiBlasi, who has served as the Company’s Chief Executive Officer since January 2006, resigned from the position of Chief Executive Officer. Mr. DiBlasi was appointed as Vice Chairman of the Board of Directors and will remain an employee and executive officer of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 2, 2017, the Company issued a press release relating to the items described in this Current Report. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number

3.3	Certificate of Designations, Preferences and Rights of Series B Cumulative Redeemable Preferred Stock

3.4	Certificate of Designations, Preferences and Rights of Series C Cumulative Redeemable Participating Preferred Stock

3.5	Certificate of Designations, Preferences and Rights of Series D Cumulative Redeemable Participating Preferred Stock

3.6	Certificate of Designations, Preferences and Rights of Series E Cumulative Redeemable Preferred Stock

3.7	Certificate of Designations, Preferences and Rights of Series F Cumulative Redeemable Preferred Stock

4.2	Warrant Agreement, dated May 2, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

4.3	Stockholders’ Agreement, dated May 2, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

4.4	Registration Rights Agreement, dated May 2, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., Brockdale Investments LP, Thayer Equity Investors V, L.P., TC Roadrunner-Dawes Holdings, L.L.C., TC Sargent Holdings, L.L.C., HCI Equity Partners III, L.P., and HCI Co-Investors III, L.P.

10.1	Investment Agreement, dated May 1, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

99.1	Press Release dated May 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: May 4, 2017	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.3	Certificate of Designations, Preferences and Rights of Series B Cumulative Redeemable Preferred Stock

3.4	Certificate of Designations, Preferences and Rights of Series C Cumulative Redeemable Participating Preferred Stock

3.5	Certificate of Designations, Preferences and Rights of Series D Cumulative Redeemable Participating Preferred Stock

3.6	Certificate of Designations, Preferences and Rights of Series E Cumulative Redeemable Preferred Stock

3.7	Certificate of Designations, Preferences and Rights of Series F Cumulative Redeemable Preferred Stock

4.2	Warrant Agreement, dated May 2, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

4.3	Stockholders’ Agreement, dated May 2, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

4.4	Registration Rights Agreement, dated May 2, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., Brockdale Investments LP, Thayer Equity Investors V, L.P., TC Roadrunner-Dawes Holdings, L.L.C., TC Sargent Holdings, L.L.C., HCI Equity Partners III, L.P., and HCI Co-Investors III, L.P.

10.1	Investment Agreement, dated May 1, 2017, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

99.1	Press Release dated May 2, 2017.